UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 20, 2018
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company:
PG&E Corporation	☐
Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Compensation of Certain Officers; Departure of Director

As previously disclosed, on July 12, 2018, Nickolas Stavropoulos notified PG&E Corporation and its subsidiary, Pacific Gas and Electric Company (the “Utility”), of his decision to retire from the role of President and Chief Operating Officer of the Utility and from the Board of Directors of the Utility effective September 30, 2018.  The Utility is conducting a search for a successor to Mr. Stavropoulos.

On August 21, 2018, the Board of Directors of the Utility took the following actions, to be effective September 1, 2018:

•	elected Steven E. Malnight to the role of Senior Vice President, Energy Supply and Policy of the Utility, and

•
determined that Mr. Malnight, along with Patrick M. Hogan, Senior Vice President, Electric Operations of the Utility, and Jesus Soto, Jr., Senior Vice President, Gas Operations of the Utility, will report to the Board of Directors of the Utility, on an interim basis, until a successor to Mr. Stavropoulos is appointed.

Also effective September 1, 2018, Mr. Stavropoulos will (1) relinquish the titles of President and Chief Operating Officer of the Utility, (2) assume the title of Special Advisor to the Utility until his retirement on September 30, 2018, and (3) resign from the Board of Directors of the Utility.

Mr. Malnight, 46, currently serves as Senior Vice President, Strategy and Policy of PG&E Corporation and the Utility, and was appointed to those positions in March 2017. He will relinquish his officer position at PG&E Corporation upon becoming Senior Vice President, Energy Supply and Policy of the Utility.  In his new role, he will add responsibility for generation, customer care, real estate and information technology to his existing responsibilities.  He served as Senior Vice President, Regulatory Affairs of the Utility from September 2014 to February 2017, and as the Utility’s Vice President, Customer Energy Solutions from May 2011 to September 2014.  Effective September 1, 2018, Mr. Malnight’s annual base salary will increase from $434,600 to $525,000, and he will receive a grant of restricted stock units (RSUs) with a value of $300,000, as described below.

The number of RSUs to be granted to Mr. Malnight will be determined by dividing the award value by the closing stock price of a share of PG&E Corporation common stock on the New York Stock Exchange on the grant date. One hundred percent of the RSUs will vest on the second anniversary of the grant date.  If Mr. Malnight’s employment is terminated before the RSUs vest (other than due to the officer’s death, disability, or termination without cause), the RSUs will be forfeited. Each time that a cash dividend, if any, is paid on PG&E Corporation common stock, an amount equal to the cash dividend per share multiplied by the number of RSUs granted will be accrued on behalf of Mr. Malnight.  Accrued dividends are paid in cash at the time that the related RSUs are settled. Vested RSUs will be settled by the issuance of a number of shares of PG&E Corporation common stock equal to the number of vested RSUs minus a number of shares having an aggregate value equal to the applicable taxes and other amounts required to be withheld.

Mr. Hogan, 54, has served as Senior Vice President, Electric Operations of the Utility since February 2017.  He will remain focused on his existing duties.  He served as Senior Vice President, Electric Transmission and Distribution of the Utility from March 2016 to January 2017, as the Utility’s Vice President, Electric Strategy and Asset Management from September 2015 to February 2016, and as the Utility’s Vice President, Electric Operations Asset Management from November 2013 to September 2015.  Prior to joining the Utility, he was Senior Vice President, Transmission and Distribution Engineering and Design of BC Hydro from October 2011 to November 2013.

Mr. Soto, 51, has served as Senior Vice President, Gas Operations of the Utility since September 2015.  He will add responsibility for cyber- and physical security and supply chain to his existing responsibilities.  He served as the Utility’s Senior Vice President, Engineering, Construction and Operations from September 2013 to September 2015 and as the Utility’s Senior Vice President, Gas Transmission Operations from May 2012 to September 2013.  Effective September 1, 2018, Mr. Soto’s annual base salary will increase from $467,000 to $500,000.

Retirement of Named Executive Officer

On August 20, 2018, Karen A. Austin notified PG&E Corporation and the Utility of her decision to retire from her role as Senior Vice President and Chief Information Officer of the Utility effective October 31, 2018.

Ms. Austin will be entitled to the retirement and pension benefits as disclosed in the companies’ most recent joint proxy statement. Ms. Austin will not receive any severance payments or other severance benefits.

A copy of the related news release is attached to this report as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 21, 2018, the Board of Directors of the Utility approved amendments to the Utility’s Bylaws.  The amendments provide that the Board of Directors of the Utility may confer the duties of the office of President among one or more designated officers, who need not have the title of President.  It also eliminates the provisions regarding the exercise of the President’s duties when the Board of Directors has elected more than one individual to serve simultaneously with the title of President. The amendments to the Bylaws are effective immediately.

The text of the amendments to the Bylaws is attached to this report as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	News Release dated August 22, 2018

Exhibit 99.2	Text of the amendments to the Bylaws of Pacific Gas and Electric Company effective August 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ LINDA Y.H. CHENG
Dated: August 22, 2018		LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ LINDA Y.H. CHENG
Dated: August 22, 2018		LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary